UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_______________________________________
FORM 8-K

 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2014

  ________________________________________
Masonite International Corporation
(Exact name of registrant as specified in its charter)

  ________________________________________

British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road Concord, Ontario, Canada	L4K 2N6
(Address of principal executive offices)	(Zip Code)
(800) 895-2723
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

 ________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On May 13, 2014, Masonite International Corporation (the “Company”) held its 2014 Annual General Meeting of Shareholders (the “Annual Meeting”) at which the Company’s shareholders approved amendments to the Company’s Shareholders Agreement dated as of June 9, 2009, as Amended and Restated as of March 1, 2012 (the “Shareholders Agreement”). A description of the amendments to the Shareholders Agreement is set forth on pages 52 and A-1 through A-5 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 28, 2014 (the “Proxy Statement”). The description, a copy of which is filed as Exhibit 3.1 hereto, is incorporated herein by reference. The description of the amendments to the Shareholders Agreement incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholders Agreement, as amended and restated to reflect the amendments approved at the Annual Meeting, which is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; compensatory Arrangements of Certain Officers
At the Annual Meeting, the Company’s shareholders approved the Masonite International Corporation 2014 Employee Stock Purchase Plan (the “Purchase Plan”). A description of the Purchase Plan is set forth on pages 53-56 of the Company’s Proxy Statement. The description, a copy of which is filed as Exhibit 10.1 hereto, is incorporated herein by reference. The description of the Purchase Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Plan, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 13, 2014, the Company held the Annual Meeting at the University Club of Tampa in Tampa, Florida. A total of 23,141,847 shares of the Company’s common stock, out of a total of 29,267,655 shares of the Company’s common shares outstanding and entitled to vote as of the record date, were present in person or represented by proxies. Each of the proposals is described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below.

Proposal 1 - Number of Directors
The resolution setting the authorized number of Directors at nine was approved by the Company’s shareholders at the Annual Meeting.

For	Against	Abstain
23,139,650	1,569	628

Proposal 2 - Election of Directors
The following directors were elected to the Company’s Board of Directors at the Annual Meeting to serve as Directors until the Company’s 2015 Annual General Meeting of shareholders and until their respective successors are duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Frederick J. Lynch	14,050,313	18,629	9,072,905
Jody L. Bilney	14,050,240	18,702	9,072,905
Robert J. Byrne	14,050,313	18,629	9,072,905
Peter R. Dachowski	14,050,313	18,629	9,072,905
Jonathan F. Foster	14,024,588	44,354	9,072,905
George A. Lorch	14,045,998	22,944	9,072,905
Rick J. Mills	14,050,313	18,629	9,072,905
Francis M. Scricco	14,050,258	18,684	9,072,905
John C. Wills	14,050,098	18,844	9,072,905

Proposal 3 - Advisory Vote on Executive Compensation
The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
14,014,983	23,147	30,812	9,072,905

Proposal 4 - Advisory Vote on the Frequency of Advisory Votes on Executive Compensation
The Company’s shareholders voted for one year with respect to the frequency with which the Company’s shareholders are provided a non-binding, advisory vote on the compensation paid to the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
9,557,864	4,109,370	401,292	416	9,072,905
In light of such vote, and consistent with the Company’s recommendation, the Company’s Board of Directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

Proposal 5 - Appointment of Independent Registered Public Accounting Firm
The shareholders voted at the Annual Meeting to approve the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2014.

For	Against	Abstain	Broker Non-Votes
23,124,251	1,278	16,318	N/A

Proposal 6a - Amending Resolution Regarding Stock Split/Consolidation
The resolution amending a resolution previously approved by the Company’s shareholders amending the Company’s Articles to provide the Directors with the power to, by resolution, subdivide or consolidate the Company’s share capital was approved by the Company’s shareholders at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
11,063,767	3,004,532	643	9,072,905

Proposal 6b - Amending Resolution Regarding Advance Notice Requirement
The resolution amending a resolution previously approved by the Company’s shareholders providing for advance notice requirements for with respect to Director nominations was approved by the Company’s shareholders at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
14,063,762	5,038	142	9,072,905

Proposal 6c - Amending Resolution Regarding Amendments to the Company’s Articles and Shareholders Agreement Relating to Certain Procedural, Ancillary and Administrative Matters

The resolution amending a resolution previously approved by the Company’s shareholders providing for amendments to the Company’s Articles and the Shareholders Agreement relating to certain procedural, ancillary and administrative matters was approved by the Company’s shareholders at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
14,064,269	3,387	1,286	9,072,905

Proposal 7 - Approval of the Masonite International Corporation 2014 Employee Stock Purchase Plan
The Masonite International Corporation 2014 Employee Stock Purchase Plan was approved by the Company’s shareholders at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
9,968,338	4,092,190	8,414	9,072,905

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

Exhibit 3.1	Description of Amendments to Shareholders Agreement dated as of June 9, 2009 as Amended and Restated as of March 1, 2012

Exhibit 3.2	Form of Second Amended and Restated Shareholders Agreement

Exhibit 10.1	Description of Masonite International Corporation 2014 Employee Stock Purchase Plan

Exhibit 10.2	Form of Masonite International Corporation 2014 Employee Stock Purchase Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	May 15, 2014	By:	/s/ Robert E. Lewis
		Name:	Robert E. Lewis
		Title:	Senior Vice President, General Counsel and Secretary